UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 31, 2019
Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55772	47-4871012
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01	Entry Into a Material Definitive Agreement.
On May 31, 2019 (the “Closing Date”), Steadfast Apartment REIT III, Inc. (the “Company”), through certain indirect wholly-owned subsidiaries (each a “Borrower” and collectively, the “Borrowers”), refinanced $87,122,000 of existing mortgage loans pursuant to Fannie Mae’s Green Execution Program with each Borrower entering into a Multifamily Loan and Security Agreement (each a “Loan Agreement”) with the applicable lenders listed under Item 2.03 of this Current Report on Form 8-K (each a “Lender” and collectively, the “Lenders”) to borrow an aggregate principal amount of $94,861,000.
The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Definitive Material Agreement.
In connection with the refinancings described herein, on the Closing Date each Borrower terminated the existing loan with the applicable Lender and entered into a new Loan Agreement with the applicable Lender.

The information set forth under Item 1.01 and Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On the Closing Date, each Borrower entered into a Loan Agreement with the applicable Lender pursuant to Fannie Mae’s Green Execution Program, as evidenced by a Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage and the Guaranty, each described below, the “Loan Documents”). Pursuant to the Green Execution Program, the Lender originates the mortgage loan and then transfers the loan to Fannie Mae. Each Loan Agreement provides for a term loan (each a “Loan” and collectively, the “Loans”) with a maturity date of June 1, 2029 (the “Maturity Date”), unless the Maturity Date is extended or accelerated in accordance with the Loan terms. The proceeds of the Loans were used to refinance the existing indebtedness secured by the properties listed below. The Borrower and related fees for each Loan are also set forth on the schedule below.

Each Loan accrues interest at a fixed rate as set forth in the schedule below. The entire outstanding principal balance and any accrued and unpaid interest on each of the Loans are due on the Maturity Date. Interest only payments on the Loans are due through June 1, 2024, and thereafter interest and principal payments on the Loans are payable monthly in arrears as specified in each Loan Agreement. Monthly payments are due and payable on the first day of each month, commencing July 1, 2019.

A Borrower may voluntarily prepay all of the unpaid principal balance of its Loan and all accrued interest thereon and other sums due to the Lender under the Loan Documents, provided the Borrower provides the Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.

Each Loan is secured by, among other things, the corresponding property set out on the schedule below pursuant to a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (each a “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, each Borrower has assigned all of its rights under the existing property management agreement to the Lender upon an event of default under the Loan Documents.

The Company entered into a guaranty (the “Guaranty”) to and for the benefit of the Lender in connection with each Loan. The Company absolutely, unconditionally and irrevocably guarantees to the Lender the full and prompt payment and performance when due of all amounts for which a Borrower is personally liable under the Loan Agreements, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.

The Borrowers paid loan origination fees to the Lenders in connection with each of the refinancings, and Steadfast Apartment Advisor III, LLC earned a loan coordination fee in connection with the refinancings. The origination fees and loan coordination fees are set out below.

The material terms of the agreements described above, the date on which each agreement was entered into and the identity of the parties to each agreement are qualified in their entirety by the agreements attached as Exhibits 10.1 - 10.15 in Item 9.01 to this Current Report on Form 8-K and incorporated herein by reference.

Borrower	Property	Lender	Loan Amount	Interest Rate	Origination Fee	Loan Coordination Fee
STAR III Bristol Village, LLC	Bristol Village Apartments	Newmark Knight Frank	$34,331,000	3.73%	$171,655	$257,483
STAR III Sweetwater, LLC	Reflections on Sweetwater Apartments	Newmark Knight Frank	$30,265,000	3.73%	$160,000	$226,988
STAR III Vista Ridge, LLC	The Pointe at Vista Ridge	PNC Bank, National Association	$30,265,000	3.82%	$160,000	$226,988
			$94,861,000		$491,655	$711,459

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Multifamily Loan and Security Agreement (Non-Recourse), made as of May 31, 2019, by and between STAR III Bristol Village, LLC and Berkeley Point Capital LLC, d/b/a Newmark Knight Frank

10.2
Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 31, 2019, by and between STAR III Bristol Village, LLC and Berkeley Point Capital LLC, d/b/a Newmark Knight Frank

10.3	Assignment of Management Agreement, dated May 31, 2019, by and among STAR III Bristol Village, LLC, Berkeley Point Capital, LLC d/b/a Newmark Knight Frank and Steadfast Management Company, Inc.

10.4	Guaranty, dated May 31, 2019, by Steadfast Apartment REIT III, Inc. for the benefit of Berkeley Point Capital, LLC, d/b/a Newmark Knight Frank

10.5	Multifamily Note, made as of May 31, 2019, by STAR III Bristol Village, LLC, in favor of Berkeley Point Capital, LLC d/b/a Newmark Knight Frank

10.6	Multifamily Loan and Security Agreement (Non-Recourse), made as of May 31, 2019, by and between STAR III Sweetwater, LLC and Berkeley Point Capital, LLC d/b/a Newmark Knight Frank

10.7
Multifamily Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 31, 2019, by and between STAR III Sweetwater, LLC and Berkeley Point Capital LLC, d/b/a Newmark Knight Frank

10.8	Assignment of Management Agreement, dated May 31, 2019, by and among STAR III Sweetwater, LLC, Berkeley Point Capital, LLC d/b/a Newmark Knight Frank and Steadfast Management Company, Inc.

10.9	Guaranty, dated as of May 31, 2019, by Steadfast Apartment REIT III, Inc. for the benefit of Berkeley Point Capital LLC d/b/a Newmark Knight Frank

10.10	Multifamily Note, made as of May 31, 2019, by STAR III Sweetwater, LLC, in favor of Berkeley Point Capital LLC d/b/a Newmark Knight Frank

10.11	Multifamily Loan and Security Agreement (Non-Recourse), made as of May 31, 2019, by and between STAR III Vista Ridge, LLC and PNC Bank, National Association

10.12	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of May 31, 2019, by and between STAR III Vista Ridge, LLC and PNC Bank, National Association

10.13	Assignment of Management Agreement, dated May 31, 2019, by and among STAR III Vista Ridge, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.14	Guaranty, dated May 31, 2019, by Steadfast Apartment REIT III, Inc. for the benefit of PNC Bank, National Association

10.15	Multifamily Note, made as of May 31, 2019, by STAR III Vista Ridge, LLC, in favor of PNC Bank, National Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	June 6, 2019	By:	/s/ Kevin J. Keating
Kevin J. Keating
Chief Financial Officer and Treasurer